1 Novel Treatments for Neuromuscular Conditions NASDAQ: FLKS December 2016

2 Any statements in this presentation and the oral commentary about future expectations, plans and prospects for the company, including statements about the company’s strategy, future operations, development of its consumer and drug product candidates, plans for potential future product candidates and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “suggest,” “target,” “potential,” “will,” “approximately,” “development plans,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the status, timing, design, costs, results and interpretation of the company’s clinical studies; the uncertainties inherent in conducting clinical studies; results from our ongoing and planned preclinical development; expectations of our ability to make regulatory filings and obtain and maintain regulatory approvals, our ability to commercialize our consumer products; positioning and product attributes of our consumer products; results of early clinical studies as indicative of the results of future trials; availability of funding sufficient for the company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; other matters that could affect the availability or commercial potential of the company’s consumer or drug product candidates; the inherent uncertainties associated with intellectual property; and other factors discussed in the Risk Factors set forth in the company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and in other filings the company makes with the SEC from time to time. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by the company relating to market size and growth and other data about the company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the company’s future performance and the future performance of the markets in which the company operates are necessarily subject to a high degree of uncertainty and risk. This presentation contains references to our trademarks and to trademarks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation, including logos, artwork and other visual displays, may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. We do not intend our use or display of other companies' trade names or trademarks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Forward-Looking Statements

3 3 ORIGIN STORY

4 •  Innovative treatments for a broad range of painful and debilitating muscle cramps, spasms and spasticity based upon novel insights regarding neuromuscular physiology from our co-founders (ion channels and TRP biology, MacKinnon Nobel Prize 2003) •  FLX-787: MS & ALS exploratory human POC studies initiated in 2016; results in H2 2017. Phase 2 NLC study to initiate H1 2017. •  Data in human settings involving muscle cramps: 1.  NLC: efficacy signals in 2 exploratory randomized, blinded, controlled, cross-over POC studies with FLX-787 (n=37 subanalysis, n=29) 2.  NLC: statistically significant positive effect in a randomized, blinded, controlled, cross-over study with extract formulation (n=50) 3.  Electrically-induced cramp (EIC) model: sigmoidal dose response curve (n=5), p<0.05. Randomized, blinded, controlled efficacy with 100+ subjects & over 200 safety/efficacy data points Flex Pharma Overview

5 Management Team •  Christoph Westphal, MD PhD, CEO; Cofounder/Lead investor ALNY MNTA XLRN SIRT Alnara CNCE VSTM OVAS •  Rob Hadfield, General Counsel; Cooley LLP, Kiva Systems, SG Cowen •  Kathie Lindemann, COO; DAVIDs TEA, Starbucks •  John McCabe, CFO; Ariad, Charles River Associates, Biogen, Arthur Andersen •  Angelene Simonello, VP Corporate and Program Development; Viacell, Biogen •  Thomas Wessel, MD PhD, CMO; JNJ (Razadyne®), SEPR (Lunesta®), ACOR (Ampyra®) •  Elizabeth Woo, SVP, Investor Relations; Biogen, Ironwood, Cubist Board of Directors •  Jeff Capello, former CFO Ortho-Clinical Diagnostics; BOD OVAS, former Boston Scientific CFO, PKI, PWC •  Peter Barton Hutt, former Chief Counsel FDA; Sirtris, Momenta, Concert, Covington and Burling •  Marc Kozin, LEK Consulting, former President of North American practice; BOD OVAS, ECYT, DYAX, UFPT •  Rod MacKinnon, MD, Co-founder, Chair, SAB; Nobel Prize 2003, ion channels; Professor, Rockefeller; NAS •  Rob Perez, former CEO Cubist; former Biogen, BOD AMAG, CDTX •  Stuart Randle, Ivenix CEO, former CEO GI Dynamics, former CEO ACT Medical, Baxter •  John Sculley, former CEO Pepsi (current owner of Gatorade), former CEO Apple •  Michelle Stacy, former Keurig President, Gillette/P&G, BOD iRobot Management Team and Board of Directors

Scientific Advisory Board & Select Investors

Scientific Advisory Board

Rod MacKinnon, MD, Cofounder, Chair, SAB; Nobel Prize 2003, ion channels; Professor, Rockefeller; National Academy of Science (NAS)




THE NATIONAL ACADEMY OF SCIENCES
IN SERVICE TO THE NATION

Bruce Bean, PhD, Cofounder, Chair, SAB; Winthrop Professor, Harvard Med; Neurophysiology; NAS

W. Larry Kenney, PhD; Penn State Univ Professor Physiology

Alfred Sandrock, MD, PhD; Neurologist, Chief Medical Officer of Biogen

Roger Tung, PhD; Medicinal chemist, Vertex, Merck (inventor multiple drugs); CEO, Concert

Chris Walsh, PhD; Professor Emeritus, Harvard Med; Genzyme, Verastem, Sirtris; NAS

John Winkelman, MD, PhD; Chief Sleep Disorders, MGH; BWH, RLS clinical development

Sports Team investors

Wyc Grousbeck, Managing Partner, Governor, CEO Boston Celtics

KPC Venture Capital (Kraft family), Owner New England Patriots, New England Revolution

PagsGroup (Steve Pagliuca), Managing Partner, Bain Capital; Managing Partner, Boston Celtics

Mark Wan, Causeway Partners; Minority Owner: Boston Celtics, SF 49ers

Christoph Westphal, Minority Owner Boston Celtics

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Large and Diverse Market Opportunities

Muscle Cramps & Spasticity in Neuromuscular Conditions

Multiple Sclerosis, ALS/Motor Neuron Disease



U.S. Patient Population

- MS: 250K – 350K patients[3]
- ALS: 12K patients[4]

Nocturnal Leg Cramps

Sudden painful contraction reducing sleep quality

No drug approved in the U.S.



U.S. Patient Population

- 37% prevalence for 50+ yo[1]
- ~4M over 65 yo suffer daily[2]

1 Naylor & Young, A General Population Survey of Rest Cramps, *Age and Ageing* 1994.23 418-420
2 Management estimates based on third party survey results
3 National Institute of Neurological Disorders and Stroke
4 Morbidity and Mortality Weekly Report July 2014

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8 Flex Pharma Development Path ANTICIPATED TIMELINE FLX-787 Single agent TRP activator Multiple Sclerosis (MS) Amyotrophic Lateral Sclerosis (ALS) Nocturnal Leg Cramps (NLC) Phase 2^ (IND Opening) Exploratory Human POC* Exploratory Phase 2 Australia Exploratory Phase 2 Australia All Studies are randomized, controlled, blinded *Study conducted under dietary supplement guidelines ^ Subject to FDA review of IND application

9 Neurogenic Origin of Muscle Cramping/Spasms Cramps and spasms are generally NOT caused by dehydration, lactic acid build-up or electrolyte imbalances affecting the muscle •  Muscle cramping is caused by excessive firing of alpha-motor neurons in the spinal cord, which trigger a painful contraction of the muscle •  Repetitive muscle use induces hyperexcitability of alpha-motor neurons, causing them to fire excessively and trigger cramping Alpha-motor neuron Hyperexcitability of alpha-motor neurons is also a likely basis for spasticity and spasms

10 TRP Ion Channel Co-crystal Structures – Flex Drug Targets in Two Recent Nature Papers C.E. Paulsen, J. Armache, Y. Gao, Y. Cheng and D. Julius, Nature, 8 April 2015 E. Cao, M. Liao, Y. Cheng and D. Julius, Nature, 5 Dec 2013 TRPA1 TRPV1

11 Chemical Neuro Stimulation of Vagus Nerve

12 FLX-787 Orally Disintegrating Tablet (ODT) §  Single agent molecule selected on the basis of potency and efficacy in human electrically-induced cramp model §  Optimized ODT formulation to cover TRPV1 and TRPA1 receptors in mucous membranes §  Reduced risk of aspiration for patients across all potential indications FLX-787 Tablets

Dose Response Demonstrated in Human EIC model

ODT-787 inhibition of electrically-induced cramps in normal healthy subjects



Percent Reduction in rAUC (%)
1.0
0.5
0.0
0
1
10
100
log Dose (mg)

- 7 doses of FLX-787 yield classic sigmoidal dose curve (n=5, $p<0.05$)
- Initial human PK (n=4) indicates no measurable systemic exposure of parent drug in plasma at potential therapeutic dose

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MS & ALS Exploratory Studies


★ Study Visit
Baseline assessed over 2-week Run-in
Exclude: Placebo Responders
Parallel
Crossover
Recruitment and Screening
Baseline Run-In: (14 days) MS: Placebo ALS: No Tx
Cross-Over Period 2 FLX-787 (14 days)
Cross-Over Period 2 Placebo (14 days)
7-14 D WASHOUT
Cross-Over Period 3 FLX-787 (14 days)
Cross-Over Period 3 Placebo (14 days)

Unmet Need:
current agents have safety concerns (quinine) or sedating effects (benzodiazepenes)

MS
- n~50; 19mg liquid, 2x/day
- Initiated June 2016; Results H2 2017
- Spasticity (Tardieu, Ashworth), Cramping in patients who cramp, sleep, safety

ALS
- n<50; 30mg ODT, 3x/day
- Initiated Sept 2016; Results 2017/2018
- Cramping, spasticity, sleep

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Effect Size Comparison

Effect sizes calculated for the parallel portion of the cross-over studies are on-average larger than those reported in the quinine clinical literature^

Endpoint	Treatment/Study	N_{Total}	$N_{Eff\ size}$	p-value	Effect Size
Cramp Frequency	TRP-Stim	50	50	0.08	0.46
	FLX-787 (ODT)/Study 1*	72	37	0.06	0.77
	FLX-787 (liq)/Study 2	29	29	0.02	0.94

* The effect size of Study 1 is a sub-analysis (n=37) excluding data from 1 site (n=35).

- Exploratory ANOVA analyses across studies showed a period effect within each cross-over
- To avoid the potential influence of carry-over on effect size estimates were calculated from the first exposure in each study
- Average effect size of cramp frequency derived from quinine literature is **0.12** (95%CI[-3.5,-1.36]).[1]

^ Presented at 2016 Society for Neuroscience, Nov 15, 2016.
1 El-Tawil S. et al.. *Cochrane Database of Systematic Reviews* Issue 12, Art. No.: CD005044, 2010.

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16 MS ALS Traumatic brain injury Spinal cord injury Post-stroke Potential across Many Indications •  Muscle cramps is a common occurrence in healthy and neurological populations •  Large unmet medical need, not covered by quinine or other drugs like benzodiazepines •  Chemical Neuro Stimulation implies topical application and rapid reflex-like response •  Expect minimal to no systemic exposure, no anticipated drug-drug interactions, good option for polypharmacy patients Nocturnal Leg Cramps Dystonias Cramp fasciculation syndrome Dialysis induced Spasmodic dysphonia Neuropathy Parkinson’s Cerebral palsy

17 Anticipated Upcoming Milestones •  H1 2017: IND filing •  H1 2017: Initiate Phase 2 NLC study •  H2 2017: Exploratory Phase 2 MS study readout •  2017/2018: Exploratory Phase 2 ALS study readout

18 HOTSHOT WORKS

12/12/16 19 PREVENT Drink a 1.7 oz. HOTSHOT 15-30 minutes before exercise to boost your Neuromuscular Performance and prevent muscle cramps. Feel it work from the first kick to the warm afterglow. RECOVER Drink a 1.7 oz. HOTSHOT after activity to prevent post-exercise cramping. A proprietary formulation of organic ingredients that stop muscle cramps where they start. At the nerve. TREAT Drink a 1.7 oz. HOTSHOT at the first sign of cramping. It starts working in minutes. FIRST & ONLY PRODUCT SCIENTIFICALLY PROVEN TO PREVENT & TREAT MUSCLE CRAMPS

20

21 HOW HOTSHOT WORKS: TRP ACTIVATION

12/12/16 22 THE OPPORTUNITY Cramp Incidence •  68% of triathletes (lifetime) 1 •  60% of cyclists (lifetime) 1 •  30-50% of marathon runners (lifetime) 1, 2 1 – Schwellnus MP et al. Muscle cramping in athletes – risk factors, clinical assessment, and management. Clin Sports Med 27(1):183-194, 2008 2 – Minetto MA et al. Origin and development of muscle cramps. Exerc Sports Sci Rev 41(1):3-10, 2013

ENDORSEMENTS 23 23 © 2016 Flex Innovation Group LLC. All Rights Reserved SHALANE FLANAGAN USA Marathon Runner “Thank you #ITSTHENERVE for a great workout today.” EVAN JAGER USA Steeplechase “Thanks to #ITSTHENERVE for cramp-free steeplechase training and races!” AMY CRAGG USA Marathon Runner “Happy to have Shalane Flanagan and #ITSTHENERVE by my side for the long run!” COLLEEN QUIGLEY USA Steeplechase “Thanks to #ITSTHENERVE for keeping me cramp-free during this very important time in my training!”

BRAND AMBASSADOR “It’s been an education. What I’ve learned from Rod MacKinnon is quite opposite from what the commonly held beliefs are about cramping. HOTSHOT can definitely be a game changer.” Craig “Crowie” Alexander, 5x Triathlon World Champion/ HOTSHOT Brand Ambassador 24 © 216 Flex Innovation Group LLC. All Rights Reserved

BRAND AMBASSADOR 25 © 216 Flex Innovation Group LLC. All Rights Reserved

26 A MUSCLE CRAMP IS A FAILURE IN NEURO MUSCULAR PERFORMANCE BRAIN SPINAL CORD MUSCLE RECEPTORS Signals from the brain to the spinal cord balance the activity of motor neurons Alpha motor neurons, residing in the spinal cord, are what control the contraction of muscles If alpha motor neurons become hyper- excitable and start to fire repetitively, a muscle cramp can occur

27 NMP Neuro Muscular Performance refers to consistent, and closely integrated function of nerves and muscles. It’s how an athlete’s nerves and muscles work together in an optimal way. HOTSHOT boosts your NMP to stop muscle cramps by treating the nerve. When you’re cramp free you can push harder, train longer, finish stronger. We continue to study the poten,al beneﬁts of improved Neuro Muscular Performance.

28 PREMIUM PACKAGING 12-PACK 12-PACK $65 6-PACK $35 1.7 OZ. $7 6-PACK SINGLE BOTTLE

LAUNCHED! PRODUCT •  Natural, Organic, NSF Certified for Sport® PLACEMENT: •  TeamHOTSHOT.com •  Specialty retailers in Boston, Boulder & LA PROMOTION •  Face-to-face events to cultivate influencers •  Authentic brand ambassadors (Crowie, Flanagan) •  Word of mouth amplified through social media •  Targeted media (LAVA, Competitor, VELO, etc) 2016 Net Revenues •  Q2: $113K •  Q3: $586K •  ~20K customers 29 1.7 OZ. of Neuro Muscular Performance

30 Financial Profile •  NASDAQ: FLKS •  $67.3 M Cash balance as of 9/30/16 •  Cash into Q1 2019 based on current operating plan •  ~17.9 million shares outstanding •  No debt

31 Novel Treatments for Neuromuscular Conditions NASDAQ: FLKS

32 NLC POC Study of Extract Formulation: Positive (p<0.05) Human Efficacy (N=50) •  Selected for AAN April 2016 Late-Breaker poster & presentation •  TRP activators resulted in statistically significant effects on multiple efficacy endpoints: cramp frequency (p<0.05), cramp-free days (p<0.01), physician-rated Clinical Global Impression of Change (p<0.01), “difficulty staying asleep” (p<0.05), VAS pain intensity over the last 3 days of each treatment period (p<0.01) •  Magnitude of efficacy in this study on reduction in muscle cramps appears similar to published “Class 1 level” quinine efficacy studies •  Extract formulation was safe and well-tolerated; no SAEs reported Placebo Run-in: 2 weeks followed by randomization Period 1 FLX-product (2 weeks) Period 2 FLX-product (2 weeks) Period 1 Placebo (2 weeks) Period 2 Placebo (2 weeks) Exclude Placebo Responders ★ ★ ★ ★ ★ Study Visit 50 subjects evaluated ★ Recruitment and Screening (cramps for ≥ 4 nights per week for 4 consecutive weeks prior to Screening)

NLC Exploratory POC Studies of FLX-787

- Study 1: Efficacy Signals (cramp frequency, $p=0.06$) with ODT in subanalysis ($n=37$) of parallel portion
  - Data from 1 site ($n=35$) excluded
- Study 2 (dosing/formulation): Significant effect (cramp frequency, $p<0.05$) in first exposure parallel analysis (repeated, sequential, multiple crossovers, $n=29$ from prior NLC study)
  - Statistically significant on some, but not all crossover endpoints



Baseline at end of 2-week Run-in
Parallel: p=0.06
2-week assessment to compare to 2-week Baseline
Crossover: p=NS
2-week assessment
Recruitment and Screening (cramps for ≥ 4 nights per week for 4 consecutive weeks prior to Screening)
Placebo (capsule) Run-in: 2 weeks followed by randomization
Period 1 ODT-787 (3 weeks)
Period 1 Aspartame Placebo (3 weeks)
Period 2 ODT-787 (3 weeks)
Period 2 Aspartame Placebo (3 weeks)
Exclude Placebo Responders
n=72 @ 3 sites
n=37 @ 2 sites
Study Visit

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34 NLC Key Learnings: Topical Neurostimulation of TRPA1 & TRPV1 Channels Reduces Muscle Cramping in Humans Efficacy Signals Warrant Further NLC Development •  FLX-787 has shown positive signals on muscle cramping in the parallel design portion of two exploratory human proof-of- concept NLC studies. •  FLX-787 has shown a sigmoidal dose-response curve in a human electrically-induced cramp model. •  FLX-787 thus far is well tolerated and safe, and no SAEs have been reported. Key Learnings •  Patient selection and data capture & monitoring are critical issues of focus in the upcoming clinical studies. •  Given potential carry-over effects in cross-over studies, and consistent with FDA guidance, future FLX-787 studies in NLC will be parallel design. Next Steps •  Initiate IND-opening Phase 2 parallel design study in H1 2017, after the IND has been accepted.

35 Unmet Need •  Sudden painful contractions negatively impacting sleep and quality of life •  No drug approved in the U.S. In 1994, FDA banned use of quinine for treatment of leg cramps due to association with serious and life-threatening adverse events (primarily thrombocytopenia) Affected U.S. Population •  37% prevalence for 50+ yo1 •  Approximately 4M people over 65 yo suffer daily2 •  NLC population increasing dramatically given aging US demographics Significant Demand •  4.5 Million Quinine sulfate prescriptions in 2013 in UK (1/5 of the US population) NLC Market Opportunity 1 Naylor & Young, A General Population Survey of Rest Cramps, Age and Ageing 1994.23 418-420 2 Management estimates based on third party survey results *Two published studies of quinine treatment in muscle cramps that were categorized as Class I level of evidence by Katzberg et al for the American Academy of Neurology in 2010: •  Randomised controlled trial of hydroquinine in muscle cramps. Jansen et al, Lancet 1997; 349: 528-32. •  Effectiveness of quinine in treating muscle cramps: a double-blind, placebo-controlled, parallel-group, multicentre trial. Diener et al. Int J Clin Pract. 2002 May;56(4):243-6. Comprehensive meta-analysis of quinine studies by the Cochrane Collaboration in 2010.

36 Broad Intellectual Property Broad initial applications covering HOTSHOT and FLX-787 that should provide the basis for an expanded patent portfolio •  Applications Covering FLX-787 •  Composition and method of use application covering one or more TRP activators for the treatment of muscle cramps and spasms associated with disease •  Composition and method of use application covering FLX-787 and other single molecules for the treatment of muscle cramps and spasms associated with disease •  Applications Covering HOTSHOT •  Methods of use application covering two or more TRP activators for treating EAMC and NLC •  Compositions of TRP activators based on HOTSHOT formulation